UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 19, 2004
                                 --------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             AccuPoll Holding Corp.
                              ---------------------

             (Exact Name of Registrant as Specified in its Charter)

                   15101 Red Hill Ave # 220, Tustin, Ca 92780
                    (Address of principal executive offices)

                                  949-200-4000
              (Registrant's telephone number, including area code)

           4440 Von Karman Avenue, Suite 125, Newport Beach, CA 92660 (Former name and former address, if changed since last report)



     Nevada                       000-32849                   11-2751630
--------------                    ---------               ------------------
(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                  File Number)             Identification No.)
 incorporation)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 19, 2004, the Registrant issued a press release announcing the addition of Patrick Gorman as Vice President of Delivery & Operations. Mr. Gorman has more than 25 years experience in developing and leading operations and customer service teams, including high profile rollouts of major computer systems for Fortune 500 companies. With AccuPoll, Gorman will oversee customer relationships following the sale of equipment through deployment, setup, training and support.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not Applicable.

(c) Exhibits:

      Exhibit Number            Description

         99.1                   Press Release of Accupoll Holding Corp. dated
                                April 19, 2004.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: April 21, 2004                     AccuPoll Holding Corp.,
                                         a Nevada corporation

                                         /s/ Dennis Vadura
                                         --------------------------------------
                                         Dennis Vadura, Chief Executive Officer